UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2024
M-tron Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41391	46-0457994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL	32804
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MPTI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

The information contained in Item 7.01 is incorporated by reference into this Item 2.02.

Item 7.01.	Regulation FD Disclosure

On November 13, 2024, M-tron Industries, Inc. ("MtronPTI" or the "Company"), a designer and manufacturer of highly-engineered, high reliability frequency and spectrum control products, reported its financial results for the three and nine months ended September 30, 2024. A copy of the press release containing this information is furnished as Exhibit 99.1 hereto and is incorporated by reference in this Item 2.02.

Management, including MtronPTI's Chief Executive Officer, Michael Ferrantino, and Chief Financial Officer, Cameron Pforr, will host a conference call with the investment community on Thursday November 14, 2024, to discuss the Company's third quarter 2024 results and to answer investor questions.

The call will begin at 10:30 am Eastern Time (U.S. and Canada) on Thursday November 14, 2024, and can be accessed using the dial-in details below:
Toll Free Dial-in Number:	(800) 715-9871
Toll Dial-in Number:	+1 (646) 307-1963
Conference ID:	1795619

Item 9.01.	Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description

99.1	Press Release dated November 13, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M-TRON INDUSTRIES, INC.
(Registrant)

Date: November 13, 2024	By:	/s/ Cameron Pforr
		Name:	Cameron Pforr
		Title:	Chief Financial Officer